FAIR, ISAAC AND COMPANY, INCORPORATED
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

         1. PURPOSE.

         The Plan is intended to provide incentive to the Non-Employee Directors of the Corporation, to align such individuals' interests with those of the Corporation's stockholders, to encourage such individuals to remain in the service of the Corporation and to attract new Non-Employee Directors with outstanding qualifications.

         2. DEFINITIONS.

         (a) "Board" shall mean the Board of Directors of the Corporation, as constituted from time to time.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the committee appointed by the Board in accordance with Section 4.

         (d) "Corporation" shall mean Fair, Isaac and Company, Incorporated, a Delaware corporation.

         (e) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as determined by the Committee in accordance with the Plan.

         (f) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

                  (i) If Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date;

                  (ii) If Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the NASDAQ system for such date;

                  (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date; and

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                                                                    Exhibit 10.6

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

         (g) "Non-Employee Director" shall mean a member of the Board who is not a common-law employee of the Corporation or of a Subsidiary.

         (h) "Nonstatutory Stock Option" shall mean an option not described in sections 422(b), 422A(b), 423(b) or 424(b) of the Code.

         (i) "Option" shall mean a Nonstatutory Stock Option granted pursuant to the Plan and entitling the holder to purchase Shares.

         (j) "Optionee" shall mean an individual who holds an Option.

         (k) "Plan" shall mean this Fair, Isaac and Company, Incorporated Stock Option Plan for Non-Employee Directors, as it may be amended from time to time.

         (l) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

         (m) "Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

         (n) "Stock" shall mean the Common Stock of the Corporation.

         (o) "Subsidiary" shall mean any corporation, if the Corporation and/or one or more other Subsidiaries own at least 50% of the total combined voting power of all classes of outstanding stock in such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         3. EFFECTIVE DATE.

         The Plan was adopted by the Board on February 1, 1988. The Plan remains subject to the approval of the Corporation's stockholders pursuant to Section 13.

         4. ADMINISTRATION.

         (a) Committee Membership.

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         The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist only of three or more disinterested directors. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         (b) Committee Responsibilities.

         The Committee shall construe the Plan and carry out its provisions. However, the Committee shall have no discretion in selecting the Optionees or in awarding Options. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted thereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

         (c) Disinterested Directors.

         A member of the Board shall be deemed to be "disinterested" for the purposes of this Plan only if he or she, at all times required for purposes of Rule 16b-3 of the Securities and Exchange Commission or any successor rule, was not eligible for the grant of rights or options to purchase stock under this Plan. A Non-Employee Director shall not fail to qualify as "disinterested" for the purpose of administering any other stock option plan of the Company solely because he or she is eligible for the grant of Options under this Plan.

         5. STOCK.

         The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed 40,000. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares then remaining available for issuance under the Plan. In the event that any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made subject to Options. The limitation established by this Section 5 shall be subject to adjustment in the manner provided in Section 9 upon the occurrence of an event specified therein.

         6. ELIGIBILITY AND GRANT OF OPTIONS.

         Each Non-Employee Director shall receive a single Option covering 8,000 Shares (subject to adjustment under Section 9). Such Option shall be considered a Nonstatutory Stock Option for tax purposes. Such Option shall automatically be granted as of the later of (a) February 1, 1988, or (b) the date on which the Non-Employee Director completes

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


his or her sixth month of continuous service as a Non-Employee Director. No individuals other than Non-Employee Directors shall be eligible to participate in the Plan.

         7. TERMS AND CONDITIONS OF OPTIONS.

         (a) Stock Option Agreements.

         Options shall be evidenced by written stock option agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with, and be subject to, the terms and conditions set forth in the Plan.

         (b) Exercise Price.

         Each Option shall specify the Exercise Price, which shall be equal to 100% of the Fair Market Value on the date of grant.

         (c) Medium and Time of Payment.

         The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option, except that all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned for 12 months or more by the person exercising the Option and having a Fair Market Value on the date of exercise equal to that portion of the Purchase Price which is being paid with Shares.

         (d) Withholding Taxes.

         As a condition to the exercise of an Option or the disposition of Shares acquired under the Plan, the Optionee shall make such arrangements as applicable law may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise or disposition.

         (e) Exercisability, Term and Nontransferability.

         Each Option shall become exercisable six months after the date of grant, subject to Section 13. The Option shall terminate on the day before the 10th anniversary of the date of grant, except as otherwise provided in (f) or
(g) below.

         During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable other than by will or by the laws of descent and distribution.

         (f) Termination of Board Membership

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         If an Optionee  ceases to be a member of the Board for any reason other than his or her death, then the Optionee shall have the right to exercise an Option (to the extent exercisable but not previously exercised and not expired) at any time within 90 days after the date when he or she ceases to be a member of the Board.

         For purposes of this Subsection (f), status as a member of the Board shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence.

         Options already granted pursuant to this Plan to a Non-Employee Director shall not be affected by reason of the Optionee thereafter becoming an employee of the Corporation or a Subsidiary so long as he or she remains a member of the Board.

         (g) Death of Optionee.

         If an Optionee dies while he or she is a member of the Board and has not fully exercised an Option, then such Option (to the extent not previously exercised and not expired) may be exercised in full at any time within 12 months after the Optionee's death by the executors or administrators of his or her estate or by any person or persons who have acquired such Option directly from the Optionee by bequest or inheritance.

         (h) Rights as a Stockholder.

         An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date when such stock certificate is issued, except as provided in
Section 9.

         8. TERM OF PLAN.

         Options may be granted pursuant to the Plan until January 31, 1998, or until such earlier date as the Board may determine at its sole discretion.

         9. RECAPITALIZATIONS.

         Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 5, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be adjusted proportionately for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

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


         Subject to any required action by stockholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to the securities to which a holder of the number of Shares subject to the Option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation shall cause each outstanding Option to terminate, unless the agreement or merger or consolidation provides for the assumption thereof by the surviving corporation.

         To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

         Except as expressly provided in this Section 9, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

         The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         10. SECURITIES LAW REQUIREMENTS.

         (a) Legality of Issuance.

         No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.

         (b) Restrictions on Transfer; Representations of Optionee.

         Regardless of whether the offering and sale of Shares under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities

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laws of any state or any other law.  In the event that the sale of Shares  under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear an appropriate restrictive legend.

         Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on all persons.

         (c) Registration or Qualification of Securities.

         The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

         (d) Removal of Legends.

         If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares issued under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

         11. AMENDMENT OF THE PLAN.

         The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

         (a) Materially increase the benefits accruing to Optionees under the Plan;

         (b) Materially increase the number of Shares subject to the Plan, except as provided in Section 9;

         (c) Materially change the designation in Section 6 with respect to the class of individuals eligible to receive Options; or

         (d) Amend this Section 11 to defeat its purpose.

         12. APPLICATION OF FUNDS.

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


         The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of an Option will be used for general corporate purposes.

         13. APPROVAL OF STOCKHOLDERS.

         The adoption of the Plan and any amendment described in Section 11 shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote or by the unanimous written consent of all holders of the outstanding shares of the-Corporation entitled to vote. In the event that the Plan is not approved by stockholders at or before the first annual meeting of stockholders held after its adoption by the Board, any Option theretofore granted shall be null and void. Any other provision of the Plan notwithstanding, no Option shall be exercisable until the Corporation's stockholders have approved the Plan.

         14. EXECUTION.

         To record the adoption of the Plan by the Board, effective as of February 1, 1988, the Corporation has caused its authorized officers to affix the corporate name hereto.


                                       FAIR, ISAAC AND COMPANY, INCORPORATED

                                       By ______________________________________
                                          President and CEO


                                       By ______________________________________
                                          Vice President and Secretary

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